UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 12, 2022

INTEGRATED CANNABIS SOLUTIONS, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-56291	90-1505708
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6810 North State Road 7

Coconut Creek, FL 33073

(Address of principal executive offices) (Zip Code)

(954) 906-0098

Registrant’s telephone number, including area code:

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Integrated Cannabis Solutions, Inc. is referred to herein as “we”, “our”, or “us”.

ITEM 8.01. OTHER EVENTS.

Press Release dated October 12, 2022

On October 12, 2022, we will be issuing a press release titled “Integrated Cannabis Solutions Expands Assets and adds $1.2 mill in Revenue - Updates on the name change, website, new Directors, OTCQB Quotation, and additional acquisitions”, which press release is attached hereto as Exhibit 99.1.

The information in this Current Report on Form 8-K with respect to Item 8.01 (including Exhibit 99.1) is being furnished pursuant to Item 8.01 of Form 8-K and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (“Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act. This current report on Form 8-K (including Exhibit 99.1) will not be deemed an admission as to the materiality of any information contained herein.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits

Exhibit Number	Description

99.1	October 12, 2022 Press Release
104	Cover Page Interactive Data File (embedded within the Inline XBRL Document).

__________

* Filed herewith

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTEGRATED CANNABIS SOLUTIONS, INC.

Date: October 12, 2022	By:	/s/ Matthew Dwyer
Matthew Dwyer
Chief Executive Officer

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